Exhibit 10.20

                FORM OF SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

         This Second Amendment to Employment Agreement ("Amendment") is made and entered into as of the 14th day of January, 1999, by and between INTERFACE, INC. (the "Company") and ___________________ ("Executive").

                              W I T N E S S E T H :
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         WHEREAS,  the  Company  and  Executive  did  enter  into  that  certain
Employment Agreement dated as of April 1, 1997, as previously amended (the "Agreement"); and

         WHEREAS, the parties hereto desire to modify the Agreement in certain respects, as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the same meanings ascribed to such terms in the Agreement.

         2. Section 5(c) of the Agreement is hereby amended to delete the language "Except to the extent provided in clause (x) hereof," which appears at the beginning of the penultimate sentence of Section 5(c). That sentence shall now read as follows: "Executive shall have no duty to mitigate any of the damages payable hereunder."

         3. Section 5(c)(x) of the Agreement is hereby amended to delete all of clause (x) except the last sentence thereof.

         4. The Agreement, as expressly modified by this Amendment, shall remain in full force and effect in accordance with its terms and continue to bind the parties.

         IN WITNESS WHEREOF, Executive has executed this Amendment, and the Company has caused this Amendment to be executed by a duly authorized representative, as of the date first set forth above.

                                            INTERFACE, INC.


                                            By: _______________________________
                                                Ray C. Anderson
                                                Chairman and CEO

                                            EXECUTIVE:

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